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                                                                  EXHIBIT 10.29

                 AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                                  RE: EXTENSION

                       (ANGELES MORTGAGE INVESTMENT TRUST)

         This Amendment No. 2 ("Amendment No. 2") is entered into as of April 30, 1997, by and between Imperial Bank, a California banking corporation ("Bank"), and Angeles Mortgage Investment Trust, a California business trust ("Borrower"), with reference to the following:

         The Termination Date is currently April 30, 1997, and Borrower and Bank desire to extend the Termination Date and modify the Loan Agreement to extend the maturity, give the Borrower an option to further extend the maturity and change the interest rate and fees as hereinafter provided.

         Now, therefore, subject to the terms and conditions set forth herein, the parties hereto agree to amend the Loan Agreement as follows:

                                    ARTICLE I

                           AMENDMENT TO LOAN AGREEMENT

         1.1 The definition of "Termination Date" in Section 1.1 is hereby deleted and the following is hereby inserted in lieu thereof: "Termination Date" means October 30, 1997. At Borrower option, on thirty days prior written notice, the Termination Date shall be April 30, 1998.

         1.2 Interest on all Advances pursuant to Section 2.6 of the Loan Agreement shall be equal to the Prime Rate plus one half of one percentage points (P+1/2%) from the date of this Amendment No. 2 through the Termination Date as amended and as provided in the Loan Agreement

         1.3 In connection with this Amendment No. 2, Section 2.10 is amended to provide that an extension fee in the amount of $12,500 shall be earned as of the date hereof and shall be due and payable in two (2) quarterly installments of $6,250 on April 30, 1997, and July 31, 1997, and an additional $12,500 upon the exercise of the option in 1.1 in installments of $6,250 on October 30, 1997, and January 30, 1998.



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                                   ARTICLE II

                            STATUS OF LOAN AGREEMENT

        Except as modified hereby, the Loan Agreement remains in full force and effect and is hereby ratified and confirmed by Borrower.

        In witness whereof the parties have executed this Amendment No. 2 by duly authorized representatives as of the date first above written.


                                            ANGELES MORTGAGE INVESTMENT
                                            TRUST, a California business trust


                                            By: /s/ RONALD J. CONSIGLIO
                                               ---------------------------------
                                                Ronald J. Consiglio, Trustee


                                            IMPERIAL BANK,
                                            a California banking corporation


                                            By: /s/ NUNILO B. SOLER
                                               ---------------------------------
                                            Nunilo B. Soler, Vice President



                                            By: /s/ GERRY C. BARREDO
                                               ---------------------------------
                                            Gerry C. Barredo, Regional Vice
                                            President